UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

Exact Name of Registrant as Specified in its Charter,
Commission File Number	State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company	38-3217752
(a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

DTE Energy Company (“DTE Energy”) will meet with investors in The Netherlands on March 13, 2012 and will give a presentation and meet with investors at the Barclays Capital Utilities Conference in Zurich, Switzerland on March 14, 2012. A copy of the slide presentation from the meetings is furnished as Exhibit 99.1 to this report and will be available on DTE Energy’s website, www.dteenergy.com on March 12, 2012. In those meetings and in the slide presentation furnished herewith, DTE Energy reaffirms its 2012 operating earnings per share guidance of $3.65-$3.95 per share.

In the slide presentation and this filing, DTE Energy discusses 2012 operating earnings guidance. It is likely that certain items that impact the company’s 2012 reported results will be excluded from operating results. Reconciliations to the comparable 2012 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Slide Presentation of DTE Energy Company dated March 13-14, 2012.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s and The Detroit Edison Company’s (“Detroit Edison”) 2011 Forms 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 12, 2012	DTE ENERGY COMPANY
(Registrant)

/S/ PETER B. OLEKSIAK
Peter B. Oleksiak
Vice President and Controller and
Chief Accounting Officer

THE DETROIT EDISON COMPANY
(Registrant)

/S/ PETER B. OLEKSIAK
Peter B. Oleksiak
Vice President and Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Presentation of DTE Energy Company dated March 13-14, 2012.